UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2005


                                LNB BANCORP, INC.
             (Exact name of registrant as specified in its charter)


              Ohio                  0-13203                  34-1406303

  (State or other jurisdiction    (Commission              (IRS Employer
        of incorporation)         File Number)           Identification No.)


                  457 Broadway, Lorain, Ohio               44052 -- 1769

            (Address of principal executive offices)         (Zip Code)


      Registrant's telephone number, including area code: (440) 244 - 6000



         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On July 28, 2005, the registrant issued a press release announcing the results of operations for the second quarter ended June 30, 2005. The press release is attached as Exhibit No. 99 and incorporated herein by reference.


Item 8.01.   Other Events.

On July 26, 2005, the registrant's Board of Directors authorized a share repurchase program to buy back up to five percent of the registrant's common shares. The terms of the share repurchase program are more fully described in the press release attached as Exhibit No. 99 and incorporated herein by reference.


Item 9.01.   Financial Statement and Exhibits.

(c)          Exhibits.

             The following exhibit is furnished herewith:

Exhibit Number             Exhibit Description

      99 Press release dated July 28, 2005 announcing the results of operations for the second quarter ended June 30, 2005, and the share repurchase program.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             LNB BANCORP, INC.


Date: July 29, 2005
                                             By: /s/ Terry M. White
                                                 -------------------------------
                                                 Terry M. White
                                                 Executive Vice President,
                                                 Chief Financial Officer and
                                                 Corporate Secretary

                                  Exhibit Index
                    Pursuant to Item 601(a) of Regulation S-K



   Exhibit                                                              Page
   Number                            Exhibit                           Number


     99          Press Release dated July 28, 2005.                     ___